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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


          Pursuant to Section 13 or 15(d) of The Securities Exchange
                                 Act of 1934.

                                 May 23, 2000
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               Date of Report (Date of earliest event reported)

                                 LIFEONE, INC.
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          (Name of Small Business Issuer as specified in its charter)

        Louisiana                 0-13538                 72-0947819
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     (State or other       (Commission File No.)      (I.R.S. employer
     jurisdiction of                                  identification No.)
     incorporation or
     organization


                            2 North Charles Street,
                           Baltimore, Maryland 21201

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                   (Address of principal executive offices)
        Registrant's telephone no., including area code: (410) 454-6830
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Item 5. Other Events

     On May 23, 2000, Communicata Limited terminated its non-binding letter of intent to complete a reverse merger with LifeOne, Inc. ("LifeOne").

     LifeOne is currently negotiating with another company to structure a reverse merger. There can be no assurance that such negotiations will lead to an agreement or that even if an agreement is reached that any transaction will be consummated.

     LifeOne, Inc., formerly National Affiliated Corporation, filed for protection under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Maryland on December 3, 1999. On that date, the Office of the United States Trustee appointed Charles R. Goldstein as Chapter 11 trustee of the Company pursuant to the order of the United States Bankruptcy Court for the District of Maryland.

Item 7. Financial Statements and Exhibits

     None.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2000                             LifeOne, Inc.

                                                 By /s/ Charles R. Goldstein
                                                    ---------------------------
                                                    Charles R. Goldstein,
                                                    Chapter 11 Trustee